UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2009

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697                                          06-1449146
(Commission File Number)                     (IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2009, Republic Airways Holdings Inc. (the “Company”) entered into an amendment to its employment agreement with each of Bryan K. Bedford, Chairman, President and Chief Executive Officer of the Company, Robert Hal Cooper, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, and Wayne C. Heller, Executive Vice President and Chief Operating Officer of the Company.

Pursuant to the amendment to Mr. Bedford’s employment agreement, the term of Mr. Bedford’s employment with the Company shall be extended until June 30, 2010.  Pursuant to the amendments to Mr. Cooper’s and Mr. Heller’s employment agreements, the term of Mr. Cooper’s and Mr. Heller’s employment with the Company shall be extended until July 31, 2010.  The employment agreement amendments provide for severance compensation of two times base salary and two times bonus paid to the executive for the Company’s last fiscal year upon the occurrence of certain events, including a change in control of the Company.

A copy of the amendments to Mr. Bedford’s, Mr. Cooper’s and Mr. Heller’s employment agreement are attached hereto as Exhibit 10.33(d), Exhibit 10.34(d) and Exhibit 10.35(d), respectively.

In connection with the amendments to the employment agreements, the Company granted to Mr. Bedford options to purchase 200,000 shares, and granted to each of Messrs. Cooper and Heller options to purchase 125,0000 shares, of the Company’s common stock at an exercise price per share equal to $4.10, the closing price of the Company’s common stock on The NASDAQ Global Select Market on June 22, 2009, the grant date.  Twenty-five percent of these stock options vest on each of the next four anniversaries of June 22, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

10.33(d)	Amendment No. 4 to Second Amended and Restated Employment Agreement dated as of June 22, 2009 by and between Republic Airways Holdings Inc. and Bryan K. Bedford.

10.34(d)	Amendment No. 4 to Second Amended and Restated Employment Agreement dated as of June 22, 2009 by and between Republic Airways Holdings Inc. and Robert Hal Cooper.

10.35(d)	Amendment No. 4 to Second Amended and Restated Employment Agreement dated as of June 22, 2009 by and between Republic Airways Holdings Inc. and Wayne C. Heller.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

Dated: June 26, 2009	By:	/s/ Robert H. Cooper
Name: Robert H. Cooper
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                                                                Description

10.33(d)	Amendment No. 4 to Second Amended and Restated Employment Agreement dated as of June 22, 2009 by and between Republic Airways Holdings Inc. and Bryan K. Bedford.

10.34(d)	Amendment No. 4 to Second Amended and Restated Employment Agreement dated as of June 22, 2009 by and between Republic Airways Holdings Inc. and Robert Hal Cooper.

10.35(d)	Amendment No. 4 to Second Amended and Restated Employment Agreement dated as of June 22, 2009 by and between Republic Airways Holdings Inc. and Wayne C. Heller.